UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 14, 2007

(Date of earliest event reported)

KIMBERLY-CLARK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-225	39-0394230
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 619100, Dallas, Texas	75261-9100
(Address of principal executive offices)	(Zip Code)

(972) 281-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Effective January 1, 2007, Kimberly-Clark Corporation’s (the “Corporation”) scientific business was moved from the Health Care to the K-C Professional & Other segment to reflect the current management responsibility for that business. The Personal Care and Consumer Tissue business segments were not affected by this organizational change and continue to be reported on their historical basis.

The Corporation is recasting the presentation of its reportable segments for all periods reported in its Annual Report on Form 10-K for the year ended December 31, 2006 to conform to the new reporting structure initially presented in the Corporation’s Quarterly Report on Form 10-Q for the three months ended March 31, 2007. These changes do not affect the Corporation’s consolidated net sales, operating profit, net income, earnings per share, Consolidated Balance Sheet or Consolidated Cash Flow Statement.

Effective December 31, 2006, the Corporation adopted Statement of Financial Accounting Standards (“SFAS”) No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements Nos. 87, 88, 106 and 132R (“SFAS 158”). SFAS 158 required the Corporation to record a transition adjustment to recognize the funded status of postretirement defined benefit plans – measured as the difference between the fair value of plan assets and the benefit obligations – in its balance sheet after adjusting for derecognition of the Corporation’s minimum pension liability as of December 31, 2006. The Corporation complied with the provisions of SFAS 158, however, the Corporation incorrectly presented the effect of this transition adjustment as part of 2006 comprehensive income on its Consolidated Statement of Stockholders’ Equity. The Consolidated Statement of Stockholders’ Equity in the attached exhibit 99.1 presents comprehensive income excluding the SFAS 158 transition adjustment. In addition the table in Note 9 – Stockholders’ Equity, has been revised to clarify the presentation of accumulated other comprehensive income.

Included in this Form 8-K are the Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) (Item 7), and the Consolidated Financial Statements as of December 31, 2006 (Item 8) restated only to reflect the changes described above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Audited Consolidated Financial Statements and the notes thereto of the Corporation as of December 31, 2006*

Exhibit 99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations*

Exhibit 99.3	Consent of Independent Registered Public Accounting Firm*

Exhibit 99.4	Management’s Report on Internal Control Over Financial Reporting*

*	filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBERLY-CLARK CORPORATION

Date: June 14, 2007	By:	/s/ Mark A. Buthman
Mark A. Buthman
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

99.1	Audited Consolidated Financial Statements of the Corporation and the notes thereto of the Corporation as of December 31, 2006*

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations*

99.3	Consent of Independent Registered Public Accounting Firm*

99.4	Management’s Report on Internal Control Over Financial Reporting*

*	filed herewith